UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ribbon Acquisition Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Ribbon Acquisition Corp.

Central Park Tower LaTour Shinjuku

Room 3001, 6-15-1 Nishi Shinjuku

Shinjuku-ku, Tokyo 160-0023, Japan

December 16, 2025

Dear Stockholder:

On behalf of the Board of Directors (the “Board”) of Ribbon Acquisition Corp. (the “Company,” “Ribbon” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 10:00 a.m. Eastern Time on January 9, 2026. Ribbon will be holding the Special Meeting virtually, via live webcast, and advance registration is required. Stockholders may attend the Special Meeting, vote, and submit questions during the meeting by visiting www.proxydocs.com/RIBB and following the instructions for preregistration and meeting access.

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter are also available at www.proxydocs.com/RIBB. We are first mailing these materials to our stockholders on or about December 16, 2025.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i)	Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (the “Amended Charter”) to extend the date by which the Company must consummate an initial business combination from January 16, 2026 to January 16, 2027, or such earlier date as may be determined by the Company’s Board of Directors (the “Board”) (such extended date, the “Extended Date”). We refer to this proposal as the Extension Amendment Proposal. A copy of the proposed Extension Amendment is attached as Annex A to the accompanying proxy statement;

(ii)	Proposal 2 — A proposal to amend the Company’s Investment Management Trust Agreement, dated January 14, 2025, by and between the Company and Odyssey Transfer and Trust Company (the “Trustee”), to extend the date by which the Company must complete its initial business combination under the Trust Agreement from January 16, 2026 to January 16, 2027 (the “Trust Amendment”); and

(iii)	Proposal 3 — A proposal to amend the Company’s Investment Management Trust Agreement to remove the provision permitting the Company to withdraw up to US$100,000 of interest earned on the Trust Account to pay dissolution expenses (the “Dissolution Amendment”);

(iv)	Proposal 4 — A proposal to approve a requirement that the Company file a Current Report on Form 8-K for each monthly extension payment (each, a “Sponsor Contribution”) made in connection with the Extension Amendment and Trust Amendment (the “Extension 8-K Requirement”); and

(v)	Proposal 5 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies if, based on the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal and/or the Trust Amendment Proposal. We refer to this proposal as the Adjournment Proposal.

The Company’s Amended and Restated Memorandum and Articles of Association (the “Amended Charter”) and the Company’s Investment Management Trust Agreement, dated January 14, 2025 (the “Trust Agreement”), currently provide that the Company must complete an initial business combination by January 16, 2026 (the date that is 12 months after the closing of the Company’s initial public offering), unless such date is extended by an amendment approved by the Company’s shareholders.

Under the current Amended Charter and Trust Agreement, the Company does not have any automatic monthly extension rights and is not permitted to extend the date for completing an initial business combination without obtaining shareholder approval. The current governing documents also (i) permit the Company to withdraw up to US$100,000 of interest earned on the Trust Account to pay dissolution expenses and (ii) do not require the Company to file Current Reports on Form 8-K in connection with any monthly extension contributions.

The Extension Amendment Proposal and Trust Amendment Proposal would allow the Company to extend the date by which it must complete its initial business combination from January 16, 2026 to January 16, 2027 (the “Extended Date”). In connection with each monthly extension period, the Company expects that its sponsor, Ribbon Investment Company Ltd. (the “Sponsor”), will deposit a fixed monthly contribution of $125,000 into the Trust Account for the benefit of the Company’s public shareholders (each such deposit, a “Sponsor Contribution”). The final terms of any Sponsor Contribution will be determined prior to the Special Meeting.

Based on the amount currently held in the Trust Account as of December 15, 2025 (approximately $51,792,864.57), the estimated per-share redemption price was approximately $10.4069 per public share (subject to change based on interest earnings, permitted withdrawals, and redemptions). If the Company were to extend the date by making Sponsor Contributions through the Extended Date, the estimated per-share redemption price would be expected to be approximately $10.59 based on assumed Sponsor Contributions, assuming no additional redemptions and excluding the effect of any future interest earned.

Under the Company’s current Amended Charter and Trust Agreement, the Company does not have the right to extend the deadline to complete an initial business combination by making monthly deposits into the Trust Account. Any extension of the date by which the Company must consummate an initial business combination therefore requires the approval of the Company’s shareholders. In addition, the Company may currently withdraw up to US$100,000 of Trust Account interest to pay dissolution expenses and is not obligated to file Current Reports on Form 8-K in connection with any Sponsor Contributions.

The Sponsor has advised the Company that it does not intend to make any deposits into the Trust Account unless such deposits are expressly required under the terms of an approved extension structure. As a result, the funds available for redemption would be limited to the balance currently held in the Trust Account, plus interest earned thereon (net of permitted withdrawals), unless shareholders approve an extension that includes a Sponsor Contribution.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have until the Extended Date to consummate an initial business combination, subject to any Sponsor Contributions, if applicable. Separately, if approved, (i) the Dissolution Amendment Proposal would eliminate the Company’s ability to withdraw up to US$100,000 of interest to pay dissolution expenses, and (ii) the Extension 8-K Requirement Proposal would obligate the Company to file a Current Report on Form 8-K within four business days of each Sponsor Contribution.

The Company’s Board of Directors (the “Board”) has determined that it is in the best interests of the Company to seek shareholder approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal because, absent such approvals, the Company would be required to liquidate and dissolve if it does not complete an initial business combination by January 16, 2026, the current deadline under the Amended Charter and Trust Agreement, and because the additional proposals provide greater transparency and a more shareholder-protective liquidation framework.

If the Board determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would apply if the Extension Amendment Proposal and Trust Amendment Proposal are not approved, subject to the effect of the Dissolution Amendment Proposal, if approved.

Our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the extension to the Extended Date.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, the Extension 8-K Requirement Proposal, and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company, the Sponsor, or any of their respective affiliates may (i) purchase public shares from institutional or other investors (including investors who elect to redeem, or indicate an intention to redeem, their public shares), (ii) enter into arrangements with such investors to provide them with incentives not to redeem their public shares, or (iii) enter into agreements to purchase such public shares or enter into non-redemption agreements. To the extent the Sponsor or any of its affiliates purchases public shares in circumstances where the tender offer rules or other restrictions on purchases would apply, such purchases would be made in compliance with applicable law and, to the extent required: (a) would be effected at a price no higher than the price payable to public shareholders in connection with the redemption of public shares (i.e., the per-share amount held in the Trust Account as of the redemption date, which is currently estimated to be approximately $10.4069 per share based on the Trust Account balance of $51,792,864.57 as of December 15, 2025, and 4,975,754 public shares outstanding); (b) the Sponsor or affiliate would represent in writing that the public shares so purchased will not be voted in favor of the Extension Amendment Proposal; and (c) the Sponsor or affiliate would waive any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor or its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, together with the purchase price(s) paid for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of such purchases on the likelihood that the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and/or the Extension 8-K Requirement Proposal will be approved; (iv) the identities of the selling securityholders (if the purchases are not made in the open market) or, if not individually identifiable, the nature of such securityholders (e.g., institutional investors, 5% holders); and (v) the number of public shares for which the Company has received redemption requests in connection with the Special Meeting.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, or the Extension 8-K Requirement Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Amendment Proposal, and could decrease the chances that such proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment Proposal.

You are not being asked to vote on any business combination at this time. If the Extension Amendment, the Trust Amendment, the Dissolution Amendment, and the Extension 8-K Requirement Proposal are approved and implemented, and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (so long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought), or if the Company has not consummated a business combination by the Extended Date.

In connection with the Extension Amendment, the Trust Amendment, the Dissolution Amendment, and the Extension 8-K Requirement Proposal, public shareholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then-outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, the Extension 8-K Requirement Proposal, or the Adjournment Proposal. An Election may also be made by public shareholders who do not vote, or do not instruct their broker, bank, or nominee how to vote, at the Special Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the business combination is submitted to the shareholders, subject to any limitations set forth in the Amended Charter, as amended by the Extension Amendment (so long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of Public Shares by our shareholders will reduce the amount of funds held in the Trust Account, which held approximately $51,792,864.57 as of December 15, 2025. In addition, shareholders who do not elect to redeem their Public Shares in connection with the Special Meeting will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date of January 16, 2027.

The closing price of the Company’s Class A ordinary shares on December 15, 2025, was approximately $10.34 per share. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share exceeds the redemption price, as there may not be sufficient liquidity in the Company’s securities at the time such shareholders wish to dispose of their shares.

The Sponsor and the Company’s directors and officers collectively have the right to vote 1,470,000 ordinary shares, consisting of (i) 1,250,000 Class B ordinary shares (the “Founder Shares”) issued to the Sponsor prior to the Company’s initial public offering, and (ii) 220,000 Class A ordinary shares included in the private units purchased by the Sponsor in a private placement completed simultaneously with the closing of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 7, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal are not approved and we do not consummate a business combination by January 16, 2026, then, in accordance with the Amended Charter and the Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us (net of taxes payable and, if the Dissolution Amendment Proposal is not approved, up to US$100,000 of interest that may be released to us to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive any further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in each case subject to our obligations under applicable Cayman Islands law to provide for claims of creditors and the requirements of any other applicable law.

Subject to the foregoing, the affirmative vote of at least a special resolution of the Company, being the affirmative vote of at least two-thirds (2/3) of the Company’s outstanding ordinary shares represented in person or by proxy and entitled to vote at the Special Meeting, voting together as a single class, will be required to approve each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal. The Board will abandon and will not implement the Extension Amendment or the Trust Amendment unless the Company’s shareholders approve both proposals. This means that if one of these proposals is approved and the other is not, neither the Extension Amendment nor the Trust Amendment will take effect. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, or the Extension 8-K Requirement Proposal, the Board will retain the discretion to abandon and not implement any such proposal at any time and for any reason, without any further action by the Company’s shareholders.

The Board has fixed the close of business on December 9, 2025 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal to be considered at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Angshuman (Bubai) Ghosh
Angshuman (Bubai) Ghosh

Chief Executive Officer and Director

December 16, 2025

RIBBON ACQUISITION CORP.

Central Park Tower LaTour Shinjuku

Room 3001, 6-15-1 Nishi Shinjuku

Shinjuku-ku, Tokyo 160-0023, Japan

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 9, 2026

December 16, 2025

To the Stockholders of Ribbon Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Ribbon Acquisition Corp. (the “Company,” “Ribbon” or “we”), a Cayman Islands exempted company, will be held on January 9, 2026 at 10 a.m. Eastern Time. The Company will be holding the Special Meeting virtually, via live webcast, and advance registration is required. Stockholders may attend the Special Meeting, vote, and submit questions during the meeting by visiting www.proxydocs.com/RIBB and following the instructions for preregistration and meeting access.

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

(i)	Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (the “Amended Charter”) to extend the date by which the Company must consummate an initial business combination from January 16, 2026 to January 16, 2027, or such earlier date as may be determined by the Company’s Board of Directors (the “Board”) (such extended date, the “Extended Date”). We refer to this proposal as the Extension Amendment Proposal. A copy of the proposed Extension Amendment is attached as Annex A to the accompanying proxy statement;

(ii)

Proposal 2 — A proposal to amend the Company’s Investment Management Trust Agreement, dated January 14, 2025, by and between the Company and Odyssey Transfer and Trust Company (the “Trustee”), to extend the date by which the Company must complete its initial business combination under the Trust Agreement from January 16, 2026 to January 16, 2027 (the “Trust Amendment”);

(iii)	Proposal 3 — A proposal to amend the Company’s Investment Management Trust Agreement to remove the provision permitting the Company to withdraw up to US$100,000 of interest earned on the Trust Account to pay dissolution expenses (the “Dissolution Amendment”);

(iv)

Proposal 4 — A proposal to approve a requirement that the Company file a Current Report on Form 8-K for each monthly extension payment (each, a “Sponsor Contribution”) made in connection with the Extension Amendment and Trust Amendment (the “Extension 8-K Requirement”); and

(v)	Proposal 5 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies if, based on the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal and/or the Trust Amendment Proposal. We refer to this proposal as the Adjournment Proposal.

(vi)	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on December 9, 2025 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Angshuman (Bubai) Ghosh
Chief Executive Officer and Director

Tokyo, Japan

December 16, 2025

IMPORTANT

IF YOU CANNOT ATTEND THE SPECIAL MEETING VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 9, 2026. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT www.proxydocs.com/RIBB.

RIBBON ACQUISITION CORP.

Central Park Tower LaTour Shinjuku

Room 3001, 6-15-1 Nishi Shinjuku

Shinjuku-ku, Tokyo 160-0023, Japan

DEFINITIVE PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 9, 2026

FIRST MAILED ON OR ABOUT December 16, 2025

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Ribbon Acquisition Corp. (the “Company,” “Ribbon” or “we”), a Cayman Islands exempted company, in connection with the Special Meeting of shareholders to be held on January 9, 2026 at 10 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Meeting, and any adjournments thereof, virtually, via live webcast, and advance registration is required. Stockholders may attend the Special Meeting, vote, and submit questions during the meeting by visiting www.proxydocs.com/RIBB and following the instructions for preregistration and meeting access.

The principal executive office of the Company is Central Park Tower LaTour Shinjuku Room 3001, 6-15-1 Nishi Shinjuku, Shinjuku-ku, Tokyo 160-0023, Japan and its telephone number, including area code, is +81 9085083462.

FORWARD LOOKING STATEMENTS

This proxy statement contains forward-looking statements that are not historical facts. These include, without limitation, statements regarding the Company’s plans and objectives for future operations, including those relating to a potential initial business combination. These statements constitute projections, forecasts and other forward-looking statements and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements can be identified by terminology or expressions such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” and similar phrases, although the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including those relating to a potential business combination, it is making forward-looking statements based on the assumptions and beliefs of, and information currently available to, the Company’s management. Actual results and shareholder value may be materially affected by a variety of risks and factors, including, without limitation: general economic, financial, market and geopolitical conditions; merger, acquisition and business combination risks; financing and capital-market risks; acts of war or terrorism; and other risks described under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 31, 2025, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, and in the Company’s other filings with the SEC. Many of these risks and uncertainties are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

(i)	Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (the “Amended Charter”) to extend the date by which the Company must consummate an initial business combination from January 16, 2026 to January 16, 2027, or such earlier date as may be determined by the Company’s Board of Directors (the “Board”) (such extended date, the “Extended Date”). We refer to this proposal as the Extension Amendment Proposal. A copy of the proposed Extension Amendment is attached as Annex A to the accompanying proxy statement;

(ii)	Proposal 2 — A proposal to amend the Company’s Investment Management Trust Agreement, dated January 14, 2025, by and between the Company and Odyssey Transfer and Trust Company (the “Trustee”), to extend the date by which the Company must complete its initial business combination under the Trust Agreement from January 16, 2026 to January 16, 2027 (the “Trust Amendment”);

(iii)	Proposal 3 — A proposal to amend the Company’s Investment Management Trust Agreement to remove the provision permitting the Company to withdraw up to US$100,000 of interest earned on the Trust Account to pay dissolution expenses (the “Dissolution Amendment”);

(iv)	Proposal 4 — A proposal to approve a requirement that the Company file a Current Report on Form 8-K for each monthly extension payment (each, a “Sponsor Contribution”) made in connection with the Extension Amendment and Trust Amendment (the “Extension 8-K Requirement”); and

(v)	Proposal 5 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies if, based on the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal and/or the Trust Amendment Proposal. We refer to this proposal as the Adjournment Proposal; and

(vi)	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Amended Charter and the Trust Agreement currently provide that the Company must complete an initial business combination by January 16, 2026, which is 12 months from the closing of the Company’s initial public offering, unless such date is extended pursuant to an amendment approved by the Company’s shareholders. Under the current governing documents, the Company does not have the right to extend the deadline to complete an initial business combination by making monthly deposits or other payments into the Trust Account.

If the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal are approved, the Company will have the ability to extend the deadline to consummate an initial business combination from January 16, 2026 to January 16, 2027 (the “Extended Date”). In connection with each monthly extension period, the Company expects that the Sponsor, Ribbon Investment Company Ltd. (the “Sponsor”), will deposit a fixed monthly contribution of $125,000 into the Trust Account for the benefit of the Company’s public shareholders. The specific terms of any such Sponsor Contributions will be determined prior to the Special Meeting.

Based on the amount currently held in the Trust Account as of December 15, 2025 (approximately $51,792,864.57), the estimated per-share redemption price was approximately $10.4069 per public share (subject to change based on interest earnings, permitted withdrawals, and redemptions). If the Company were to extend the date by making Sponsor Contributions through the Extended Date, the estimated per-share redemption price would be expected to be approximately $10.59 based on assumed Sponsor Contributions, assuming no additional redemptions and excluding the effect of any future interest earned.

Under the Company’s current Amended Charter and Trust Agreement, the Company does not have the ability to extend the deadline to complete an initial business combination by making monthly deposits or other payments into the Trust Account. As a result, absent shareholder approval of amendments to extend the deadline, the funds available for redemption will consist solely of the assets currently held in the Trust Account, plus any interest earned thereon (net of permitted withdrawals). If the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal are approved, the Company will have until January 16, 2027 (the “Extended Date”) to consummate an initial business combination. Any Sponsor Contributions to the Trust Account in connection with such extensions, if applicable, will be made only as expressly described in the extension structure approved by the Company’s shareholders.

The Company’s Board of Directors (the “Board”) has determined that it is in the best interests of the Company to seek an extension of the deadline for completing an initial business combination and to have the Company’s shareholders approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Company does not consummate an initial business combination by January 16, 2026, the Company would be required to dissolve and liquidate in accordance with the Amended Charter and the Trust Agreement.

If the Board subsequently determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the procedures that would apply if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

Our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the extension to the Extended Date.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, the Extension 8-K Requirement Proposal, and the Adjournment Proposal is more fully described below in this Proxy Statement.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company, the Sponsor, or any of their respective affiliates may (i) purchase public shares from institutional or other investors (including investors who elect to redeem, or indicate an intention to redeem, their public shares), (ii) enter into arrangements with such investors to provide them with incentives not to redeem their public shares, or (iii) enter into agreements to purchase such public shares or enter into non-redemption agreements. To the extent the Sponsor or any of its affiliates purchases public shares in circumstances where the tender offer rules or other restrictions on purchases would apply, such purchases would be made in compliance with applicable law and, to the extent required: (a) would be effected at a price no higher than the price payable to public shareholders in connection with the redemption of public shares (i.e., the per-share amount held in the Trust Account as of the redemption date, which is currently estimated to be approximately $10.4069 per share based on the Trust Account balance of $51,792,864.57 as of December 15, 2025, and 4,975,754 public shares outstanding); (b) the Sponsor or affiliate would represent in writing that the public shares so purchased will not be voted in favor of the Extension Amendment Proposal; and (c) the Sponsor or affiliate would waive any redemption rights with respect to the public shares so purchased.

The purpose of such share purchases and other transactions would be to increase the likelihood of limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment Proposal to be approved in circumstances where such approval might not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted in favor of the Extension Amendment Proposal at the Special Meeting and could decrease the chances that the Extension Amendment Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing, or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment Proposal.

You are not being asked to vote on any business combination at this time. If the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal are approved and implemented, and you do not elect to redeem your Public Shares now, you will retain the right to vote on any business combination when it is submitted to shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought), or if the Company has not consummated a business combination by the Extended Date.

In connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal, public shareholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then-outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, the Extension 8-K Requirement Proposal, or the Adjournment Proposal, and an Election may also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public shareholders may make an Election regardless of whether such shareholders were holders as of the record date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the business combination is submitted to the shareholders, subject to any limitations set forth in the Amended Charter, as amended by the Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of Public Shares by our shareholders will reduce the amount of funds held in the Trust Account, which held approximately $51,792,864.57 as of December 15, 2025. In addition, shareholders who do not elect to redeem their Public Shares in connection with the Special Meeting will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date of January 16, 2027.

The closing price of the Company’s Class A ordinary shares on December 15, 2025 was approximately $10.34 per share. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share exceeds the redemption price, as there may not be sufficient liquidity in the Company’s securities at the time such shareholders wish to dispose of their shares.

The Sponsor and the Company’s directors and officers collectively have the right to vote 1,470,000 ordinary shares, consisting of (i) 1,250,000 Class B ordinary shares (the “Founder Shares”) issued to the Sponsor prior to the Company’s initial public offering, and (ii) 220,000 Class A ordinary shares included in the private units purchased by the Sponsor in a private placement completed simultaneously with the closing of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 7, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal are not approved and we do not consummate a business combination by January 16, 2026, then, in accordance with the Amended Charter and the Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us (net of taxes payable and, if the Dissolution Amendment Proposal is not approved, up to US$100,000 of interest that may be released to us to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive any further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in each case subject to our obligations under applicable Cayman Islands law to provide for claims of creditors and the requirements of any other applicable law.

Subject to the foregoing, the affirmative vote of a special resolution of the Company, being the affirmative vote of at least two-thirds (2/3) of the Company’s outstanding ordinary shares represented in person or by proxy and entitled to vote at the Special Meeting, voting together as a single class, will be required to approve each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal. The Board will abandon and will not implement the Extension Amendment or the Trust Amendment unless the Company’s shareholders approve both proposals. This means that if one of these proposals is approved and the other is not, neither the Extension Amendment nor the Trust Amendment will take effect. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, or the Extension 8-K Requirement Proposal, the Board will retain the discretion to abandon and not implement any such proposal at any time and for any reason, without any further action by the Company’s shareholders.

The Board has fixed the close of business on December 9, 2025 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The Board has fixed the close of business on December 9, 2025 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s ordinary shares on that date will be entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

Ordinary shares represented by all validly executed proxies received in time to be voted at the Special Meeting and not previously revoked will be voted at the meeting. A shareholder may revoke a proxy at any time before it is voted by filing with the Secretary of the Company either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

Dissenters’ Right of Appraisal

Holders of the Company’s ordinary shares do not have appraisal or dissenters’ rights under the Companies Act of the Cayman Islands or under the Company’s Amended Charter in connection with the proposals to be presented at the Special Meeting.

Outstanding Shares and Quorum

As of the Record Date, there were 6,470,000 ordinary shares of the Company issued and outstanding and entitled to vote at the Special Meeting. Each ordinary share is entitled to one vote on each proposal to be presented at the Special Meeting.

The presence, in person or by proxy, of shareholders holding a majority of the issued and outstanding ordinary shares entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. There is no cumulative voting under the Company’s Amended Charter or under the Companies Act of the Cayman Islands.

Ordinary shares that abstain or for which the authority to vote is withheld (including “broker non-votes”) will be treated as present for purposes of determining the presence of a quorum, but will not be counted as votes cast for the approval of any proposal.

Broker Non-Votes

Holders of ordinary shares held in “street name” (that is, in the name of a bank, broker, or other nominee) must instruct the bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not provide voting instructions to such bank or brokerage firm, the nominee will be permitted to vote the shares only on matters deemed “routine” under applicable stock exchange rules. The nominee may not vote such shares on matters deemed “non-routine”, which will result in such shares being treated as “broker non-votes.”

The Company believes that:

●	Proposal 1 (Extension Amendment Proposal) — non-routine

●	Proposal 2 (Trust Amendment Proposal) — non-routine

●	Proposal 3 (Dissolution Amendment Proposal) — non-routine

●	Proposal 4 (Extension 8-K Requirement Proposal) — non-routine

●	Proposal 5 (Adjournment Proposal) — routine

Accordingly, if you hold your ordinary shares in street name, your bank or broker cannot vote on Proposal 1, Proposal 2, Proposal 3, or Proposal 4 without your instructions. Broker non-votes will be counted as present for quorum purposes but will not be counted as votes cast on any proposal.

Banks and brokers cannot use discretionary authority to vote ordinary shares on Proposal 1 (Extension Amendment Proposal), Proposal 2 (Trust Amendment Proposal), Proposal 3 (Dissolution Amendment Proposal), or Proposal 4 (Extension 8-K Requirement Proposal) if they have not received voting instructions from their clients. Only Proposal 5 (Adjournment Proposal) is considered routine. Please submit your voting instruction form to ensure that your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Two-thirds (2/3) of the ordinary shares represented in person or by proxy and entitled to vote at the Special Meeting.	No
Trust Amendment	Two-thirds (2/3) of the ordinary shares represented in person or by proxy and entitled to vote at the Special Meeting.	No
Dissolution Amendment	Two-thirds (2/3) of the ordinary shares represented in person or by proxy and entitled to vote at the Special Meeting.	No
Extension 8-K Requirement	Two-thirds (2/3) of the ordinary shares represented in person or by proxy and entitled to vote at the Special Meeting.	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Factors to Consider

When you consider the recommendation of the Board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal are approved, the Company will be permitted to extend the deadline to consummate an initial business combination to the Extended Date. Under the Company’s current governing documents, the Sponsor is not required to make any monthly deposits into the Trust Account in order to extend the deadline. However, under the extension structure being submitted to shareholders for approval, the Sponsor is expected to make fixed monthly contributions of $125,000 per month into the Trust Account for each monthly extension period through January 16, 2027. Any such Sponsor Contributions would be structured as interest-free loans that are repayable only upon the consummation of an initial business combination.

●	As of the date of this proxy statement, the Company has outstanding unsecured working-capital loans from the Sponsor and its affiliates in an aggregate principal amount of $1,000. These loans are non-interest bearing and are payable upon the earlier of (i) the consummation of the Company’s initial business combination or (ii) the liquidation of the Company. Any such loans will be repaid at the closing of the initial business combination, which will reduce the funds available to the post-combination company by a corresponding amount. No funds held in the Trust Account may be used to repay such loans if the Company does not complete an initial business combination and instead liquidates.

●	Under the Company’s current Amended Charter and Trust Agreement, the Company does not have the ability to extend the deadline to complete an initial business combination by making monthly deposits or other payments into the Trust Account. Any extension of the date by which the Company must consummate an initial business combination therefore requires approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the Company’s shareholders. If the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal are approved, the Company expects that any contribution made by the Sponsor, its affiliates, or its designees in connection with the extension, including the anticipated fixed monthly contribution of $125,000 per month, will be made only to the extent and in the manner expressly provided for in the extension structure approved by the Company’s shareholders. Any such contribution would be structured as a non-interest-bearing, unsecured loan to the Company that is repayable only upon the consummation of an initial business combination. These loans, if made, would reduce the funds available to the post-combination company by a corresponding amount. No funds held in the Trust Account may be used to repay such loans if the Company does not complete an initial business combination and instead liquidates.

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. (See “Conversion Rights” below).

●	Each redemption of ordinary shares by our public shareholders will decrease the amount held in the Trust Account, which contained approximately $51,792,864.57 of marketable securities as of December 15, 2025.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and our officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal are approved, the Company will be permitted to extend the deadline to consummate an initial business combination to the Extended Date. Under the Company’s current governing documents, the Sponsor is not required to make any monthly deposits or other payments into the Trust Account to extend the deadline. However, under the extension structure being submitted to shareholders for approval, the Sponsor is expected to make fixed monthly contributions of $125,000 per month into the Trust Account for each monthly extension period through the Extended Date. Any such contributions by the Sponsor, its affiliates, or its designees would be made only to the extent and in the manner approved by the Company’s shareholders and would be structured as non-interest-bearing, unsecured loans repayable solely upon the consummation of an initial business combination;

●	Unless the Company consummates an initial business combination, the Company’s officers and directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and private placement not deposited in the Trust Account;

●	With certain limited exceptions, 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of (i) six months after the consummation of our initial business combination or (ii) the date on which the closing price of our Class A ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations or other similar transactions) for any 20 trading days within any 30-trading day period commencing after our initial business combination. The remaining 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until six months after the consummation of our initial business combination, or earlier in either case if, following our initial business combination, the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of our public shareholders having the right to exchange their ordinary shares for cash, securities or other property;

●	The Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

●	Because of these interests, the Sponsor and the Company’s directors and officers could benefit from the completion of an initial business combination even if the transaction is not favorable to the Company’s public shareholders. They may therefore be incentivized to complete a business combination with a less favorable target or on terms less favorable to public shareholders rather than liquidate. In particular, based on the Sponsor’s purchase price of $0.0087 per Founder Share, as compared to the $10.00 price paid by public investors for each unit in the IPO, the Sponsor may achieve a positive return on its investment even if the trading price of the Company’s Class A ordinary shares following the initial business combination is substantially below the IPO price, while public shareholders could experience a negative return;

●	The Sponsor and the Company’s directors and officers purchased an aggregate of 1,250,000 Founder Shares for $25,000 in the aggregate (or approximately $0.008 per share). Based on the $10.00 per share valuation used to determine the merger consideration in connection with a potential initial business combination, these Founder Shares could have a value of approximately $12.5 million at the time of the business combination. As a result, the Sponsor and the Company’s directors and officers could realize a substantial return on their investment even if public shareholders experience significant losses following the business combination. In addition, the Founder Shares have no redemption rights and will be worthless if the Company does not complete an initial business combination and instead liquidates;

●	The fact that the Sponsor currently holds 220,000 Private Placement Units, which were purchased at a price of $10.00 per unit, for an aggregate purchase price of $2,200,000. These securities have no redemption rights upon the Company’s liquidation and will be worthless if the Company does not consummate an initial business combination; and

●	The fact that the Sponsor has agreed not to redeem any of its Founder Shares or Private Placement securities in connection with any shareholder vote to approve an initial business combination.

Additionally, if the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal are approved and implemented, and the Company thereafter consummates an initial business combination, our officers and directors may have additional interests in such transaction, which would be described in the proxy statement or other applicable disclosure document prepared in connection with that business combination.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Each of our directors and officers may not be citizens of the United States, and the Sponsor is a non-U.S. entity. Although we do not believe that the nature of our business or that of a potential target necessarily makes any initial business combination subject to review by the Committee on Foreign Investment in the United States (“CFIUS”), it is possible that CFIUS could determine that our proposed initial business combination is within its jurisdiction. Under the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) and its implementing regulations, CFIUS has authority to review certain non-passive, non-controlling investments in U.S. businesses involving critical technology, critical infrastructure, or sensitive personal data, as well as certain real estate transactions, and some categories of transactions require mandatory filings. If our initial business combination falls within CFIUS’s jurisdiction, we may be required to submit a mandatory filing, elect to make a voluntary notice, or proceed without notifying CFIUS and risk CFIUS intervention before or after closing. CFIUS may delay, impose mitigation conditions on, or prohibit the completion of our initial business combination, or may require the combined company to divest certain assets. As a result, we may be unable to complete an otherwise advantageous business combination or may be prevented from pursuing certain target companies, which could limit our pool of potential targets and place us at a competitive disadvantage relative to other special purpose acquisition companies that do not have similar foreign ownership considerations.

Moreover, any government review process, whether by CFIUS or another U.S. governmental authority, could be lengthy, and the Company has a limited amount of time to complete its initial business combination. If we are unable to complete our initial business combination by January 16, 2026, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by our shareholders, and the review process extends beyond such timeframe or ultimately results in the proposed business combination being prohibited or subject to mitigation measures that are unacceptable to the Company or the target, we may be required to liquidate. In such event, public shareholders would lose the opportunity to invest in a target company and the chance to realize any future gains through price appreciation of the combined company’s Class A ordinary shares.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government securities within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds that invest solely in U.S. government treasury obligations and that comply with the conditions of Rule 2a-7 under the Investment Company Act. To mitigate the risk that the Company could be deemed to be operating as an unregistered investment company (including under the subjective “investment company” test in Section 3(a)(1)(A) of the Investment Company Act), the Company may, in its discretion, instruct Odyssey Trust Company, the trustee of the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and hold all funds in cash until the completion of an initial business combination. If we take this action, the amount of funds available for redemption would no longer increase through interest, which may reduce the per-share amount received by public shareholders upon redemption or liquidation.

In addition, the longer that funds in the Trust Account are invested in short-term U.S. government securities or in money market funds that hold such securities, the greater the risk that the Company could be considered an unregistered investment company. If the Company were deemed an unregistered investment company, it might be required to liquidate. Accordingly, the Company may determine, in its discretion, to liquidate the securities held in the Trust Account at any time and maintain the Trust Account in cash until the completion of an initial business combination.

The Company may be affected by the Excise Tax included in the Inflation Reduction Act of 2022.

On August 16, 2022, the IR Act became law and, among other things, imposed a 1% excise tax on certain repurchases of stock by a “covered corporation” occurring after December 31, 2022 (the “Excise Tax”). The Excise Tax generally applies to repurchases of stock by U.S. corporations whose securities are traded on an established securities market, and may also apply to repurchases by certain non-U.S. corporations that are treated as “surrogate foreign corporations” or that engage in repurchases that are funded by, or effectively treated as repurchases by, an affiliated U.S. corporation.

Although the Company is a Cayman Islands exempted company and therefore is not itself a “covered corporation,” the Excise Tax could nevertheless apply to redemptions of our Class A ordinary shares in connection with an initial business combination, an amendment to our Amended Charter, an extension vote or otherwise, if such redemptions are viewed as repurchases that fall within the scope of the IR Act or any implementing Treasury guidance. The application of the Excise Tax to redemptions by non-U.S. corporations remains uncertain and may be affected by future regulations or other guidance issued by the U.S. Department of the Treasury (“Treasury”), which has broad authority to implement, interpret and prevent the avoidance of the Excise Tax.

If the Excise Tax applies, it would be payable by the Company and not by redeeming shareholders. Issuances of securities by the Company in the same taxable year as redemptions, for example, in connection with a PIPE financing or other equity issuances, may reduce the amount of any Excise Tax due. However, there can be no assurance that any such issuances would offset the full amount of any potential liability.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a business combination, an extension vote or otherwise would depend on a number of factors, including: (i) the fair market value of any redemptions or repurchases; (ii) the structure of the initial business combination; (iii) the nature and amount of any “PIPE” or other equity issuances effected in the same taxable year; and (iv) the content of future regulations or other guidance issued by Treasury. Consequently, the potential applicability of the Excise Tax may make a transaction with the Company less attractive to potential business combination targets. Based on interim guidance issued by the Internal Revenue Service and Treasury in Notice 2023-2, and subject to certain exceptions, the Excise Tax should not apply in the event of the Company’s complete liquidation.

Payment of the Excise Tax if the Company is subject to the Excise Tax.

We will not be permitted to use any portion of the funds held in the Trust Account, including any interest earned thereon, to pay any Excise Tax that may be imposed under the IR Act in connection with redemptions of our Class A ordinary shares or any other repurchases by the Company.

Voting Procedures

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card indicates the number of ordinary shares you hold of record.

●	You may vote your shares in advance of the Special Meeting by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If your ordinary shares are held in “street name” through a broker, bank, or other nominee, you must follow the voting instructions provided by that intermediary to ensure that your shares are represented and voted at the Special Meeting. If you vote using the proxy card, your proxy holder will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not provide specific voting instructions, your shares will be voted in accordance with the Board’s recommendations. The Board recommends voting “FOR” Proposal 1 (Extension Amendment Proposal), “FOR” Proposal 2 (Trust Amendment Proposal), “FOR” Proposal 3 (Dissolution Amendment Proposal), “FOR” Proposal 4 (Extension 8-K Requirement Proposal), and “FOR” Proposal 5 (Adjournment Proposal).

●	You may attend the Special Meeting virtually and vote electronically, even if you have already submitted a proxy. However, if your ordinary shares are held in the name of a broker, bank or other nominee, you must obtain a legal proxy from that intermediary in order to vote at the Special Meeting. This is the only way we can ensure that the broker, bank or nominee has not already voted your shares.

Solicitation of Proxies

Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Special Meeting. The Company has agreed to pay Advantage Proxy, our proxy solicitor, a customary fee of $8,500, plus reimbursement of its reasonable out-of-pocket expenses, in connection with the Special Meeting. The Company will reimburse Advantage Proxy for such expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages, and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone, or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will promptly deliver a separate copy of this Proxy Statement upon written or oral request. If you share an address with at least one other shareholder and currently receive only one copy of our Proxy Statement, and you would like to receive separate copies of future proxy materials, please send a written request to: Ribbon Acquisition Corp., Central Park Tower LaTour Shinjuku, Room 3001, 6-15-1 Nishi Shinjuku, Shinjuku-ku, Tokyo 160-0023, Japan, Attn: Secretary, Telephone: +81-90-8508-3462.

If you share an address with at least one other shareholder and currently receive multiple copies of our proxy materials, and you would like to receive only a single copy of future proxy materials, please send a written request to the same address.

Redemption Rights

Pursuant to our current Amended Charter, holders of our public shares may elect to redeem all or a portion of their public shares for cash at a per-share price, payable in cash, equal to the pro rata portion of the aggregate amount then on deposit in the Trust Account (including interest earned thereon, net of permitted withdrawals for taxes), calculated as of two business days prior to the Special Meeting. Public shareholders may exercise their redemption rights regardless of whether they vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, or the Extension 8-K Requirement Proposal, and regardless of whether they are holders of record as of the Record Date. If you properly exercise your redemption rights, your redeemed public shares will cease to be outstanding and you will retain only the right to receive the per-share redemption amount from the Trust Account.

For illustrative purposes only, As of December 15, 2025, the Trust Account held approximately $51,792,864.57, which would have resulted in an estimated per-share redemption price of approximately $10.4069 (including interest earned and after deduction of permitted tax withdrawals). The actual per-share redemption price will be calculated two business days prior to the Special Meeting and may differ from this illustrative amount.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on January 7, 2026 (two business days before the Special Meeting) that we convert your Public Shares for cash to Odyssey Transfer and Trust Company, our transfer agent, at the following address:

Odyssey Transfer and Trust Company
Attn: Client Services / SPAC Redemptions
2155 Woodlane Drive, Suite 100
Woodbury, MN 55125

E-mail: redemptions@odysseytrust.com

and

●	deliver your public shares to our transfer agent, Odyssey Transfer and Trust Company, either (i) electronically through The Depository Trust Company (“DTC”) or (ii) by delivering physical share certificates (if any), no later than 5:00 p.m. Eastern Time, two business days prior to the Special Meeting. Shareholders who wish to submit physical certificates should allow sufficient time to obtain such certificates from the transfer agent and effect delivery. Although timing varies, shareholders should generally allow at least two weeks to obtain physical certificates; however, this process is controlled entirely by the transfer agent and may take longer. Shareholders who hold their public shares in “street name” through a broker, bank or other nominee will need to coordinate with their intermediary to ensure timely DTC delivery or to have the shares certificated and delivered. If you do not submit a written redemption request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our Class A ordinary shares, as they may receive higher proceeds from selling their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when you wish to sell your shares.

If you exercise your redemption rights, your redeemed ordinary shares will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, and the Extension 8-K Requirement Proposal are approved) and will only represent the right to receive a pro rata portion of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for those shares only if you properly and timely request redemption.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and the Company does not consummate an initial business combination by January 16, 2026 (the date currently provided for in the Amended Charter), the Company will be required to dissolve and liquidate in accordance with its Amended Charter. In such event, we will, as promptly as reasonably practicable, liquidate the Trust Account and return the then-remaining funds in the Trust Account to our public shareholders. Upon liquidation, the public warrants and rights will expire worthless, as they will entitle holders to nothing in the event of a dissolution of the Company.

Holders of outstanding units must separate the units into the underlying public shares and public rights before exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate representing such units to Odyssey Transfer and Trust Company together with written instructions requesting that the units be separated into the underlying public shares and public rights. This must be completed far enough in advance to permit the delivery of the public share position back to you so that you may then exercise your redemption rights with respect to the public shares once the units have been separated.

If your units are held in “street name” by a broker, dealer, commercial bank, trust company or other nominee, you must instruct the nominee to separate your units. Your nominee must send written instructions to Odyssey Transfer and Trust Company specifying the number of units to be split and identifying the nominee holding such units. Your nominee must also initiate electronically, using DTC’s Deposit/Withdrawal at Custodian (“DWAC”) system, a withdrawal of the units and a corresponding deposit of an equal number of public shares (and public rights, as applicable). Although this process is typically completed electronically on the same business day, you should allow at least one full business day to ensure that the units are separated in time. If you do not cause your units to be separated into public shares in a timely manner, you will not be able to exercise your redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group, as of December 9, 2025 (the Record Date).

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The table below does not reflect record or beneficial ownership of any Class A ordinary shares issuable upon the conversion of rights, as such rights are not convertible within 60 days of the Record Date. The percentage ownership information presented below is based on 6,470,000 ordinary shares outstanding as of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Angshuman (Bubai) Ghosh	1,470,000	22.7%
Satoshi Kaminaga	0	*
Wen-Chen Chang	0	*
Masayuki Horie	0	*
Kazuhisa Honjo	0	*
All current directors and executive officers as a group (five individuals)	1,470,000	22.7%
Five Percent Holders of Yotta
Ribbon Investment Company Ltd.(2)	1,470,000	22.7%

*	less than 1%.

(1)	Unless otherwise noted, the business address of each beneficial owner is Central Park Tower LaTour Shinjuku, Room 3001, 6-15-1 Nishi Shinjuku, Shinjuku-ku, Tokyo 160-0023, Japan.

(2)	Ribbon Investment Company Ltd. is the Sponsor. Angshuman (Bubai) Ghosh is the sole director/manager of the Sponsor and may be deemed to have beneficial ownership of the securities held by the Sponsor.

PROPOSAL 1: THE EXTENSION AMENDMENT

This proposal seeks shareholder approval to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended Charter”) to extend the date by which the Company must consummate an initial business combination from January 16, 2026 to January 16, 2027 (the “Extended Date”), or such earlier date as may be determined by the Board. Under the Company’s current Amended Charter, the Company does not have any automatic monthly extension rights and may not extend the deadline to complete an initial business combination without shareholder approval. The Amended Charter also does not require the Sponsor to make any monthly deposits into the Trust Account in connection with an extension, and no such deposits are currently required.

If shareholders approve the Extension Amendment, the Board will have the flexibility to extend the date by which the Company must complete an initial business combination to the Extended Date. Under the extension structure being submitted to shareholders for approval, the Sponsor is expected to make fixed monthly contributions of $125,000 per month into the Trust Account for each monthly extension period through the Extended Date. These contributions, if made, would be structured as non-interest-bearing, unsecured loans to the Company that are repayable only upon the consummation of an initial business combination. The final terms of any such Sponsor contributions will be determined prior to the Special Meeting and disclosed in the definitive proxy materials.

Reasons for the Extension Amendment Proposal

The purpose of the Extension Amendment and the Trust Amendment is to allow the Company additional time to complete an initial business combination. Under the Company’s current Amended Charter and Trust Agreement, the Company must consummate an initial business combination by January 16, 2026, and has no automatic extension rights. The Company has determined that, in order to potentially consummate an initial business combination, it is necessary to seek shareholder approval to extend this deadline to January 16, 2027. If the Extension Amendment Proposal is not approved, the Company would be required to dissolve and liquidate in accordance with its Amended Charter and the Trust Agreement.

The Amended Charter currently provides that the Company has until January 16, 2026 (the current “Termination Date”) to complete an initial business combination. Under the Amended Charter, the Company does not have any automatic month-to-month extension rights and may only extend the Termination Date with shareholder approval. The Amended Charter also does not require the Sponsor to make any monthly deposits into the Trust Account in connection with an extension. Without the Extension, the Company will not be able to complete an initial business combination on or before the Termination Date and would be required to liquidate. Under the extension structure proposed for shareholder approval, the Sponsor is expected to make fixed monthly contributions of $125,000 per month into the Trust Account for each monthly extension period through the Extended Date.

Under the Company’s current Amended Charter and Trust Agreement, the Company does not have any automatic extension rights and is not permitted to extend the Termination Date without shareholder approval. There are no required monthly extension payments under the existing governing documents. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have until January 16, 2027 to consummate its initial business combination (the “Extended Date”). In connection with each monthly extension to the Extended Date, the Sponsor will be required to deposit a fixed monthly contribution of $125,000 into the Trust Account for the benefit of the public shareholders (each, a “Sponsor Contribution”). Each Sponsor Contribution will be structured as a non-interest-bearing, unsecured loan to the Company, repayable only upon the consummation of an initial business combination, and no funds held in the Trust Account may be used to repay such loans if the Company does not complete an initial business combination and instead liquidates.

The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and to have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal because, absent such approval, the Company would be required to dissolve and liquidate in accordance with the Amended Charter and the Trust Agreement.

If the Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension because the Company will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made. The Extension Amendment Proposal is essential to allowing the Company additional time to consummate an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

The Board believes that it is in the best interests of the Company and its shareholders that the Company obtain the Extension in order to complete a Business Combination, which will provide significant benefits to its shareholders.

In connection with the Extension Amendment and the Trust Amendment, public shareholders may elect (the “Election”) to redeem their Class A ordinary shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares. A public shareholder may make an Election regardless of whether such shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the Dissolution Amendment Proposal, the Extension 8-K Requirement Proposal, or the Adjournment Proposal, or does not vote or does not instruct its broker, bank, or nominee how to vote. Public shareholders may also make an Election regardless of whether they were holders as of the Record Date. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite shareholder vote, the remaining holders of Public Shares will retain the right to redeem their Public Shares in connection with the Company’s initial business combination, subject to any limitations set forth in the Amended Charter (as amended by the Extension Amendment), provided that such redemption election is made at least two business days prior to the meeting at which the shareholders’ vote on the initial business combination is sought. Each redemption of Public Shares will reduce the amount in the Trust Account, which held approximately $51,792,864.57 as of December 15, 2025. In addition, public shareholders who do not make an Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date of January 16, 2027. The closing price of the Company’s Class A ordinary shares on December 15, 2025 was $10.34. The Company cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price, as there may not be sufficient liquidity in the Company’s securities at the time such shareholders wish to sell.

The Sponsor and our officers and directors hold the right to vote an aggregate of 1,470,000 ordinary shares, consisting of 1,250,000 founder shares that were issued prior to the IPO and 220,000 Class A ordinary shares included in the private placement units purchased by the Sponsor in a private placement completed simultaneously with the IPO.

As of September 30, 2025, there were 6,470,000 ordinary shares of the Company issued and outstanding in total (including Public Shares and the Sponsor/insider holdings noted above), as reported in our Quarterly Report on Form 10-Q filed with the SEC. The percentage calculations in the beneficial ownership table are based on this figure and will be updated to reflect the actual number of shares outstanding as of the Record Date of December 9, 2025.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 7, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

United States Federal Income Tax Considerations for Stockholders Exercising Conversion Rights

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of Common Stock who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

●	a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions. If a U.S. holder’s conversion of shares of Common Stock is treated as a distribution, such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a U.S. holder’s conversion of shares of Common Stock is treated as a sale or other taxable disposition, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Common Stock converted. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Common Stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Common Stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Common Stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of his actually owned shares for conversion but continues to hold warrants after the conversion will generally not be considered to have experienced a complete termination of his interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our Common Stock who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.

Taxation of Distributions. If a non-U.S. holder’s conversion of shares of Common Stock is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W- 8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our Common Stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Common Stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

The withholding tax described above does not apply to a dividend paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a non-U.S. holder’s conversion shares of Common Stock is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding, below a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Common Stock, unless:

●	the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our Common Stock, and, in the case where shares of our Common Stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our Common Stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our Common Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. In the event the non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Common Stock is regularly traded on an established securities market, a buyer of our Common Stock (we would be treated as a buyer with respect to a conversion of Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Charter Extension is completed.

FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a conversion of Common Stock.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from a conversion shares of Common Stock.

Backup withholding of tax may apply to cash payments to which a non-U.S. holder is entitled in connection with a conversion of shares of Common Stock, unless the non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such non-U.S. holder’s status as non-U.S. person.

The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS. Non-U.S. holders should consult their own tax advisors regarding the availability of such a credit or refund and the procedures for obtaining them.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and we do not consummate an initial business combination by January 16, 2026, we will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in the Trust Account to the public shareholders, and the rights included in the units will expire worthless.

The Company’s initial shareholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares and the Class A ordinary shares included in the private placement units. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Amended Charter in the form attached as Annex A to this Proxy Statement will be executed and become effective. Following such approval and effectiveness, the Trust Account will not be disbursed except (i) in connection with the completion of an initial business combination or (ii) in connection with our liquidation if we do not complete an initial business combination by the applicable Termination Date. The Company will then continue to attempt to consummate an initial business combination until the Extended Date of January 16, 2027, or until the Board determines, in its sole discretion, that it will not be able to consummate an initial business combination by such date and does not wish to seek an additional extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, public shareholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal. An Election may also be made by public shareholders who do not vote, or do not instruct their broker, bank, or nominee how to vote, at the Special Meeting. Public shareholders may make an Election regardless of whether they were shareholders as of the Record Date.

Required Vote

The Extension Amendment Proposal requires the approval of a special resolution, being the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and entitled to vote at the Special Meeting, voting together as a single class. The Trust Amendment Proposal will also require approval by a special resolution. Our Board will abandon and not implement the Extension Amendment unless shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved and the other is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Amendment, our Board retains the discretion to abandon and not implement either proposal at any time and for any reason, without any further action by our shareholders.

The Board has fixed the close of business on December 9, 2025 as the Record Date for determining the shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s ordinary shares at the close of business on the Record Date are entitled to vote at the Special Meeting or any adjournment or postponement thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Extension Amendment Proposal.

PROPOSAL 2: THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment Proposal would amend the Company’s existing Investment Management Trust Agreement, dated January 14, 2025 (the “Trust Agreement”), by and between the Company and Odyssey Transfer and Trust Company (the “Trustee”), to permit the Company to extend the time period to complete an initial business combination (the “Business Combination Period”) from January 16, 2026 to January 16, 2027, without any additional funds required to be deposited into the Trust Account (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. Shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to allow the Company to extend the Business Combination Period from January 16, 2026 to January 16, 2027, subject to the Sponsor making a fixed monthly contribution of $125,000 into the Trust Account for each month of extension, as described in Proposal 1 and reflected in the final extension terms. These Sponsor Contributions will be deposited into the Trust Account for the benefit of the public shareholders and will be structured as non-interest-bearing loans repayable only upon the consummation of an initial business combination.

Under the Company’s current Amended Charter and Trust Agreement, the Company does not have any automatic monthly extension rights and may not extend the deadline to complete an initial business combination without shareholder approval. The Company is also not permitted to deposit additional funds into the Trust Account to obtain an extension under the existing governing documents, as the Trust Agreement strictly limits withdrawals of Trust Account funds to three circumstances only: (i) redemptions in connection with shareholder votes on amendments to the Amended Charter (Section 1(k)), (ii) disbursements upon consummation of a business combination (Section 1(i)), and (iii) withdrawals of interest to pay taxes (Section 1(j)). As a result, without the Trust Amendment, the Company would be required to liquidate the Trust Account and dissolve if it does not complete an initial business combination by January 16, 2026.

Under the current governing documents, the Company does not have any automatic monthly extension rights, and there are no required monthly deposits into the Trust Account in connection with extending the deadline to complete an initial business combination. Accordingly, the Sponsor is not obligated to make, and does not intend to make, any monthly extension payments under the existing Amended Charter and Trust Agreement.

The Company and its Board of Directors have determined that there may not be sufficient time before January 16, 2026 (the current Termination Date) to hold a special meeting to obtain shareholder approval for an initial business combination and to consummate such transaction. However, management believes that the Company would be able to complete an initial business combination before January 16, 2027, the proposed Extended Date. The Trust Amendment and the Extension Amendment are therefore being proposed to provide the Company with additional time to consummate an initial business combination.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by January 16, 2026, we will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in the Trust Account to the public shareholders. If we are required to liquidate the Company, investors would not be able to realize the benefits of owning shares in a successor operating business, including any potential appreciation in the value of our securities following such a transaction, and the rights included in the units would expire worthless.

The Company’s initial shareholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares and the Class A ordinary shares included in the private placement units. In the event the Company is required to liquidate, the costs of liquidation will be paid from the Company’s remaining assets outside of the Trust Account, in accordance with the Amended Charter and the Trust Agreement. No funds held in the Trust Account will be used to pay liquidation expenses, other than up to $100,000 of interest that may be released to the Company to pay dissolution expenses as permitted under the Trust Agreement.

If the Trust Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed, and the Trust Account will not be disbursed except in connection with the completion of an initial business combination or in connection with our liquidation if we do not complete an initial business combination by the Extended Termination Date of January 16, 2027. Public shareholders will continue to have the right to elect redemption of their Public Shares as described in this proxy statement. The Company will then continue to attempt to consummate an initial business combination until the Extended Termination Date, or until the Board of Directors determines, in its sole discretion, that it will not be able to consummate an initial business combination by such date and does not wish to seek an additional extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, public shareholders may elect (the “Election”) to redeem their Class A ordinary shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal. An Election may also be made by public shareholders who do not vote, or who do not instruct their broker, bank, or nominee how to vote, at the Special Meeting. Public shareholders may make an Election regardless of whether they were shareholders as of the Record Date.

Required Vote

Subject to the foregoing, the Trust Amendment Proposal requires the approval of a special resolution, being the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and entitled to vote at the Special Meeting, voting together as a single class (including the Founder Shares). Our Board will abandon and not implement the Trust Amendment Proposal unless shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved and the other is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board retains the discretion to abandon and not implement either proposal at any time and for any reason, without any further action by our shareholders.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: THE DISSOLUTION AMENDMENT PROPOSAL

The Dissolution Amendment

The Company’s Investment Management Trust Agreement, dated January 14, 2025, by and between Ribbon Acquisition Corp. and Odyssey Transfer and Trust Company (the “Trust Agreement”), currently permits the Company to withdraw up to US$100,000 of interest earned on the funds held in the Trust Account to pay dissolution expenses. The Dissolution Amendment proposes to amend the Trust Agreement to remove the Company’s ability to withdraw up to US$100,000 of interest from the Trust Account to pay dissolution expenses. If the Dissolution Amendment is approved, no portion of the interest earned on the Trust Account may be used to pay dissolution expenses, and such expenses would need to be paid solely from funds outside the Trust Account. Because the Amended Charter does not contain any provision permitting the withdrawal of interest for dissolution expenses, no amendment to the Amended Charter is required in connection with the Dissolution Amendment.

A copy of the proposed amendment to the Trust Agreement is attached as Annex B.

Reasons for the Dissolution Amendment

The Board believes the Dissolution Amendment is in the best interests of the Company and its shareholders because it (i) provides additional protection for the funds held in the Trust Account; (ii) ensures that all interest earned on the Trust Account (net of permitted tax withdrawals) remains available exclusively for redemptions by public shareholders; and (iii) enhances transparency and aligns the liquidation framework with a more shareholder-protective structure.

The Board has determined that the Dissolution Amendment, together with the Extension Amendment and Trust Amendment, is advisable in light of the current deadline for completing an initial business combination and the importance of protecting the Trust Account in the event the Company ultimately liquidates.

If the Dissolution Amendment is Approved

If the Dissolution Amendment is approved: (i) the Company will no longer be permitted to withdraw up to US$100,000 of interest earned on the Trust Account to pay dissolution expenses; (ii) in the event of liquidation, 100% of the Trust Account (net of taxes payable) will be distributed pro rata to the public shareholders; and (iii) Any dissolution expenses would be required to be funded solely from the Company’s remaining assets outside the Trust Account.

You are not being asked to vote on any business combination at this time. If the Dissolution Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

If the Dissolution Amendment Is Not Approved

If the Dissolution Amendment is not approved: (i) the Company will retain the ability under the current Amended Charter and Trust Agreement to withdraw up to US$100,000 of interest earned on the Trust Account to pay dissolution expenses; (ii) in a liquidation scenario, this could reduce the per-share amount otherwise distributable to public shareholders; and (iii) the Company will continue to be permitted to take such dissolution-related interest withdrawal without further shareholder approval.

Required Vote

Approval of the Dissolution Amendment requires the affirmative vote of a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and entitled to vote at the Special Meeting.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Dissolution Amendment Proposal.

PROPOSAL 4: EXTENSION 8-K FILING REQUIREMENT PROPOSAL

The Extension 8-K Requirement Proposal

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and implemented, the Sponsor (or its designee) may make one or more extension payments to extend the deadline to consummate a Business Combination. To provide shareholders with timely and transparent updates regarding such extension payments, the Extension 8-K Requirement Proposal seeks shareholder approval to require the Company to file a Current Report on Form 8-K within four (4) business days of each extension payment, disclosing that an extension payment was made and that the deadline to consummate a Business Combination has been extended. Approval of this proposal would not affect the rights of shareholders to redeem their Public Shares or to vote on any future Business Combination.

This requirement would apply to each month (or other period) in which an extension payment is made. The form of each Extension 8-K will be determined at the time of filing based on then-current facts and SEC requirements and therefore is not included as an annex to this proxy statement.

Reasons for the Extension 8-K Requirement

The Board believes the Extension 8-K Requirement is in the best interests of the Company and its shareholders because: (i) it provides ongoing, periodic visibility into extension payments made by the Sponsor or its affiliates; (ii) it ensures that shareholders are kept updated on the financial condition of the Trust Account after each extension period; (iii) it enhances transparency and governance around the mechanics of extending the Business Combination deadline; and (iv) it aligns the Company with heightened disclosure expectations in the current SPAC regulatory environment.

Given the importance of maintaining accurate, timely information throughout the extension period, the Board has determined that approval of this requirement is advisable.

If the Extension 8-K Requirement Proposal Is Approved

If the Extension 8-K Requirement Proposal is approved, the Company will be required to file a Current Report on Form 8-K within four (4) business days of each extension payment made to extend the deadline to consummate a Business Combination. Each such Form 8-K will disclose that an extension payment was made and that the Company has extended the deadline to consummate a Business Combination. Approval of this proposal will not affect your right to vote on or redeem your Public Shares in connection with any future Business Combination.

If the Extension 8-K Requirement Proposal Is Not Approved

If the Extension 8-K Requirement Proposal is not approved: (i) the Company will continue to file a single Form 8-K following the Special Meeting as required by SEC rules; (ii) the Company will not be required to file monthly Form 8-Ks to report extension payments; (iii) periodic updates to shareholders regarding extension payments and Trust Account adjustments may occur less frequently; (iv) the Company will still be able to implement the Extension Amendment and Trust Amendment so long as those proposals receive the requisite shareholder approval.

Required Vote

Approval of the Extension 8-K Requirement Proposal requires a special resolution, being the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and entitled to vote at the Special Meeting, voting together as a single class.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension 8-K Requirement Proposal.

PROPOSAL 5: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposals in this Proxy Statement. If the Adjournment Proposal is not approved by our shareholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposals.

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the Adjournment Proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment, the Trust Amendment or the Adjournment by contacting us at the following address or telephone number:

Ribbon Acquisition Corp.
Central Park Tower
LaTour Shinjuku Room 3001
6-15-1 Nishi Shinjuku, Shinjuku-ku
Tokyo 160-0023, Japan
Telephone: +81 90-8508-3462

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than January 2, 2026.

Annex A

SECOND AMENDMENT TO THE AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION OF

RIBBON ACQUISITION CORP.

[●], 2026

Ribbon Acquisition Corp., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Company is “Ribbon Acquisition Corp.” The Company’s original Memorandum and Articles of Association were adopted upon its incorporation on July 17, 2024.

2. The Amended and Restated Memorandum and Articles of Association of the Company (the “A&R Memorandum and Articles”) were adopted by special resolution on January 15, 2025, in connection with the Company’s initial public offering.

3. Pursuant to a special resolution of the shareholders of the Company, the A&R Memorandum and Articles are hereby amended as set forth in this Amendment.

4. The text of Article 36.2 of the Amended and Restated Memorandum and Articles of Association is hereby amended and restated in its entirety as follows:

“36.2 If the Company does not consummate a Business Combination by January 16, 2027 (the “Extended Date”), the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but in any event within ten business days thereafter, redeem the Public Shares, at a per-share price equal to the amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of Public Shares then in issue (such redemption to completely extinguish the rights of the holders of Public Shares as shareholders of the Company); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Directors and the requirements of the Companies Act (as revised) of the Cayman Islands, liquidate and dissolve the Company, subject to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.”

Annex A-1

IN WITNESS WHEREOF, Ribbon Acquisition Corp. has caused this Amendment to the Amended and Restated Memorandum and Articles of Association to be duly executed in its name and on its behalf by an authorized officer as of the date first set forth above.

Ribbon Acquisition Corp.

By:	/s/ Angshuman (Bubai) Ghosh
Name:	Angshuman (Bubai) Ghosh
Title:	Chief Executive Officer and Director

Annex A-2

Annex B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [ ], 2026, to the Investment Management Trust Agreement (as defined below) is made by and between Ribbon Acquisition Corp. (the “Company”) and Odyssey Transfer and Trust Company, as trustee (the “Trustee”). All capitalized terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated January 14, 2025 (the “Trust Agreement”);

WHEREAS, Section 1(i) and Section 1(l) of the Trust Agreement set forth the terms governing the liquidation of the Trust Account and currently permit the Company to withdraw up to US$100,000 of interest earned on the Trust Account to pay dissolution expenses;

WHEREAS, at a special meeting of the Company to be held on January 9, 2026, the Company’s shareholders will consider and vote upon a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate an initial business combination from January 16, 2026 to January 16, 2027 (the “Extension Amendment”);

WHEREAS, at the same special meeting, the Company’s shareholders will consider and vote upon a proposal to amend the Trust Agreement to eliminate the Company’s ability to withdraw up to US$100,000 of interest from the Trust Account to pay dissolution expenses (the “Dissolution Amendment”);

NOW THEREFORE, IT IS AGREED:

1. Preamble. The fifth WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, at a special meeting of the Company to be held on January 9, 2026, the Company’s shareholders will consider and vote upon a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate an initial business combination from January 16, 2026 to January 16, 2027;”

2. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (a “Termination Letter”), in a form substantially similar to that attached hereto as Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer or Chairman of the Board and by its Secretary or Assistant Secretary, and complete the liquidation of the Trust Account and distribute the property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by January 16, 2027 (as applicable, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.

3. Section 1(i) of the Trust Agreement is hereby amended by deleting the following phrase wherever it appears:

“and less up to US$100,000 of interest that may be released to the Company to pay dissolution expenses”

From and after the effectiveness of this Amendment, no interest earned on the Trust Account may be withdrawn to pay dissolution expenses.

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

Annex B-1

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to comply in all respects with the requirements of Section 7(c) of the Trust Agreement, which permits the Trust Agreement to be amended with the approval of the Company’s shareholders and the execution of a written amendment by the Company and the Trustee.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

ODYSSEY TRANSFER AND TRUST COMPANY, as Trustee

By:
Name:	Rebecca Paulson
Title:	President

YOTTA ACQUISITION CORPORATION

By:	/s/ Angshuman (Bubai) Ghosh
Name:	Angshuman (Bubai) Ghosh
Title:	Chief Executive Officer and Chairman

Annex B-3

DEFINITIVE PROXY CARD

RIBBON ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

JANUARY 9, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 16, 2025 in connection with the Special Meeting to be held at 10 a.m. ET on January 9, 2026 virtually, via live webcast, for which advance registration is required. Stockholders may attend the Special Meeting, vote, and submit questions during the meeting by visiting www.proxydocs.com/RIBB and following the instructions for preregistration and meeting access.

The undersigned hereby appoints Angshuman (Bubai) Ghosh, as proxy of the undersigned, with full power of substitution, to vote all ordinary shares of Ribbon Acquisition Corp. (the “Company”) registered in the name of the undersigned, which the undersigned is entitled to vote at the Special Meeting of shareholders, and at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present. Without limiting the general authorization hereby given, the proxy is instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION PROPOSAL, THE TRUST AMENDMENT PROPOSAL, AND THE ADJOURNMENT PROPOSAL.

1.	PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION TO EXTEND THE DATE BY WHICH THE COMPANY MUST CONSUMMATE AN INITIAL BUSINESS COMBINATION FROM JANUARY 16, 2026 TO JANUARY 16, 2027 (OR SUCH EARLIER DATE AS DETERMINED BY THE BOARD OF DIRECTORS).

For ☐         Against ☐          Abstain ☐

2.	PROPOSAL 2. TRUST AMENDMENT — A APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED JANUARY 14, 2025 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND ODYSSEY TRANSFER AND TRUST COMPANY, TO EXTEND THE DATE BY WHICH THE COMPANY MUST COMPLETE ITS INITIAL BUSINESS COMBINATION UNDER THE TRUST AGREEMENT FROM JANUARY 16, 2026 TO JANUARY 16, 2027, AND TO PROVIDE FOR A MONTHLY EXTENSION PAYMENT OF $125,000 TO BE DEPOSITED INTO THE TRUST ACCOUNT FOR EACH MONTHLY EXTENSION PERIOD.

For ☐          Against ☐          Abstain ☐

3.	PROPOSAL 3. DISSOLUTION AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT TO REMOVE THE PROVISION PERMITTING THE COMPANY TO WITHDRAW UP TO US$100,000 OF INTEREST EARNED ON THE TRUST ACCOUNT TO PAY DISSOLUTION EXPENSES.

For ☐          Against ☐          Abstain ☐

4.	PROPOSAL 4. EXTENSION 8-K REQUIREMENT — APPROVAL OF A REQUIREMENT THAT THE COMPANY FILE A CURRENT REPORT ON FORM 8-K FOR EACH MONTHLY EXTENSION PAYMENT (A “SPONSOR CONTRIBUTION”) MADE IN CONNECTION WITH THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT.

For ☐          Against ☐          Abstain ☐

5.

PROPOSAL 5. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1 (EXTENSION AMENDMENT) AND PROPOSAL 2 (TRUST AMENDMENT).

For ☐          Against ☐          Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.